Exhibit 32.2  Section 1350 Certifications














                        CERTIFICATION OF PERIODIC REPORT
                        --------------------------------


     I, John S. Adams, the Chief Financial Officer of Old Republic International
Corporation   (the  "Company"),   certify,   pursuant  to  Section  906  of  the
Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2003 (the "Report") fully complies with the requirements of
    Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents the financial condition and results of operations of the Company.


Dated: March 11, 2004


                                                        /s/ John S. Adams
                                                      -------------------------
                                                      John S. Adams
                                                      Chief Financial Officer